BRIDGE LOAN AGREEMENT

      THIS BRIDGE LOAN AGREEMENT, dated as of March 8, 2006, is entered into by and between THE SINGING MACHINE COMPANY, INC., a Delaware corporation located at 6601 Lyons Road, Building A-7 Coconut Creek, FL 33073, USA (the "Company"), and EVER SOLID LIMITED, a Hong Kong registered company, located at Shing Dao Industrial Bldg., F/5, 232 Aberdeen Main Road, Hong Kong or its successors or assigns (as used herein, each such signatory or their successors or assigns is referred to as the "Lender" or a "Lender").

                              W I T N E S S E T H:

      WHEREAS, the Company and the Lender are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

      WHEREAS, In connection with the Lender's intent to help Company facilitate its faithful performance under that certain Stock Purchase Agreement dated February 21, 2006 (hereafter "SPA") by and between Company on the one hand and koncepts International Limited ("koncepts") on the other, Lender has agreed to lend funds to the Company, subject to and upon the terms and conditions of this Agreement the repayment of which will be represented by a Promissory Note of the Company ("Senior Note"), on the terms and conditions referred to herein; and

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO LEND

      1.1. Subject to the terms and conditions of this Agreement and the other Transaction Agreements, Lender hereby agrees to loan to the Company the principal amount of $2,000,000.00 US Dollars (the "Loan Amount or Aggregate Loan Amount") to be used exclusively to redeem existing outstanding Debentures held by Omicron Master Trust, SF Capital Partners, Ltd., Bristol Investment Fund, Ltd., Ascend Offshore Fund, Ltd., Ascend Partners LP, and Ascend Partners Sapient LP (collectively the "Sub-Debt Holders") in the original aggregate principal amount of $4,000,000. The obligation to repay the loan shall be evidenced by the Company's issuance of the Senior Note, which shall be shall be in the form of Annex 1 annexed hereto.

      1.2. The loan to be made by the Lender and the issuance of the Senior Note to the Lender and the other transactions contemplated hereby are sometimes referred to herein and in the other Transaction Agreements (as defined below) collectively as the "Transactions."

2. TERMS OF REPAYMENT

      2.1. The Note shall bear interest absent an event of default at the rate of eight percent (8%) per annum, commencing as of the date on which Lender advances funds to Company pursuant to the Senior Note, which interest, absent an event of default, shall all be due upon maturity of the Senior Note as provided for therein. If shareholder approval for completion of the SPA is granted, koncepts shall be entitled to deliver the original Senior Note marked 'Paid' and written satisfaction of this Bridge Loan Agreement to Company as payment for Two Million ($2,000,000 USD) dollars of koncepts total Three Million ($3,000,000 USD) dollars purchase consideration under the SPA thereby reducing the cash required at closing under the terms of the SPA to One Million dollars ($1,000,000 USD). Notwithstanding the foregoing, at such time Company will still owe Lender all amounts of accrued but unpaid interest and other fees, if any, owing under the terms of the Senior Note, and will concurrently pay such accrued but unpaid interest and fees, if any, to Lender in cash. If, however, shareholder approval is not granted, the Senior Note shall mature as per its terms on or before September 8, 2006.

3. SECURITY

      3.1. The obligations of Company to Lender pursuant to this Bridge Loan Agreement and the Senior Note are secured by a separate Collateral Security Agreement executed of even date herewith.

4. CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

         4.1.1.   "Closing   Date"   means  the  date  of  the  closing  of  the
         Transactions, as provided herein.

         4.1.2.   "Escrow Agent" means Anton Handal, Esq.

         4.1.3. "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

         4.1.4.   "Securities" means the Senior Note.

         4.1.5. "Transaction Agreements" means this Bridge Loan Agreement, the Senior Note, the Collateral Security Agreement, the Settlement Agreement and Release and includes all ancillary documents referred to in those agreements collectively.

5. FORM OF PAYMENT; DELIVERY OF CERTIFICATES.

      5.1. The Lender shall advance to Company the Loan Amount by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the Closing Date.

      5.2. No later than the Closing Date, the Company shall cause to be delivered to the Escrow Holder fully executed copies of the Settlement
      Agreement and Release in the form as set forth in Annex 2 to this agreement.

      5.3. No later than the Closing Date, the Company shall cause to be delivered to the Escrow Holder a fully executed Senior Note and Collateral Security Agreement in the form as set forth in Annex 3 to this Agreement.

6. METHOD OF PAYMENT. At Closing disbursement of the Loan Amount shall be made by wire transfer of funds directly from Escrow Holder's account to the below-referenced banks or such other financial institution as set forth in written instructions provided to Lender by the Company in the amounts set forth on the table below:

        SUB-DEBT HOLDERS             BANK ACCOUNT/WIRING INFO.       AMOUNT
-----------------------------------  -------------------------  ----------------
Omicron Master Trust                                            $   1,250,000.00
-----------------------------------  -------------------------  ----------------
SF Capital Partners, Ltd.                                       $     250,000.00
-----------------------------------  -------------------------  ----------------
Bristol Investment Fund, Ltd.                                   $     150,000.00
-----------------------------------  -------------------------  ----------------
Ascend Offshore Fund, Ltd.                                      $     239,000.00
-----------------------------------  -------------------------  ----------------
Ascend Partners LP                                              $      29,100.00
-----------------------------------  -------------------------  ----------------
Ascend Partners Sapient LP                                      $      81,900.00
-----------------------------------  -------------------------  ----------------
                                                         TOTAL  $   2,000,000.00
===================================  =========================  ================

7. LENDER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

   The Lender represents and warrants to, and covenants and agrees with, the Company as follows:

      7.1. Without limiting Lender's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, if required, the Lender is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

      7.2. The Lender is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

      7.3. All subsequent offers and sales of the Securities by the Lender shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration, if required.

      7.4. The Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

      7.5. This Agreement and the other Transaction Agreements to which the Lender is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Lender and are valid and binding agreements of the Lender enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

8. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Lender as of the date hereof and as of the Closing Date:

      8.1. RIGHTS OF OTHERS AFFECTING THE TRANSACTIONS. There are no preemptive rights of any shareholder of the Company to acquire the Senior Notes. No party other than a Lender or an Other Lender has a currently exercisable right of first refusal, which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

      8.2. STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the 1934 Act"). The Common Stock is quoted on the American Stock Exchange ("Principal Trading Market").

      8.3. TRANSACTION AGREEMENTS AND STOCK. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Senior Note, and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding consensual agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

      8.4. NON-CONTRAVENTION. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Senior Note, and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock on the American or any other recognized stock exchange except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

      8.5. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Lender as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

      8.6. FULL DISCLOSURE. To the best of the Company's knowledge, there is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Lender.

      8.7. CONFIRMATION. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Lender. The Company agrees that, if any events occur or circumstances exist prior to the Closing Date or the release of the Loan Amount to the Company which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Lender (directly or through its counsel, if any) in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

      8.8. INTEGRATION. The Company has previously entered into that certain Securities Purchase Agreement with koncepts dated as of February 21, 2006 pursuant to which the Company made certain representations and warranties as are contained in that agreement. Such representations and warranties are hereby incorporated into this Agreement by reference, and the Company hereby reaffirms such representations and warranties as being accurate as of the date of this Agreement as if they were contained in this Agreement.

9. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

      9.1. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Lender under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Lender promptly after such filing.

      9.2. REPORTING STATUS. So long as the Lender beneficially owns any of the Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it at least through the date which is sixty (60) days after the later of the date on which (x) all of the Notes have been converted or been paid in full or (y) all of the Warrants have been exercised or have expired.

      9.3. USE OF PROCEEDS. The Company will use 100% of the proceeds received hereunder to retire all of its issued and outstanding debentures together with all accrued but unpaid interest and penalties.

      9.4. PUBLICITY, FILINGS, RELEASES, ETC. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. In furtherance of the foregoing, the Company will provide to the Lender drafts of the applicable text of the first filing of a Current Report on Form 8-K or a Quarterly or Annual Report on Form 10-Q or 10-K intended to be made with the SEC which refers to the Transaction Agreements or the transactions contemplated thereby as soon as practicable (but at least two
      (2) Trading Days before such filing will be made) will not include in such filing any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC as well as any descriptive text accompanying or part of such filing which is accurate and reasonably determined by the Company's counsel to be legally required. Notwithstanding, but subject to, the foregoing provisions of this Section 4(d), the Company will, after the Closing Date, promptly issue a press release and file a Current Report on Form 8-K or, if appropriate, a quarterly or annual report on the appropriate form, referring to the transactions contemplated by the Transaction Agreements. Both the Company and Lender hereby consent to Cove Partners LLC preparing a Tombstone relating to the transaction contemplated by this Agreement for use on its corporate website and in its marketing materials.

      9.5. For so long as the Senior Note is outstanding, and unless the Lender has prior consented in writing, which consent can be withheld at the sole and absolute discretion of Lender, Company shall not incur in excess of $1,500,000 US Dollars of debt with Crestmark Bank, or any replacement accounts receivable lender or factor.

10. CLOSING DATE.

      10.1. The Closing Date shall occur on the date which is the first Business Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

      10.2. The closing of the Transactions shall occur on the Closing Date at the offices of Handal & Associates, 1200 Third Ave., Suite 1321, San Diego, CA 92101, and shall take place no later than 5:00 P.M., New York time on such day, or such other day and time, as is mutually agreed upon by the Company and the Lender.

11. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      11.1. The Lender understands that the Company's obligation to sell the Notes to the Lender pursuant to this Agreement on the Closing Date is conditioned upon:

         11.1.1. The execution and delivery of this Agreement by the Lender;

         11.1.2. Delivery by the Lender of good funds as payment in full of an amount equal to the Loan Amount in accordance with this Agreement;

         11.1.3. The accuracy on such Closing Date of the representations and warranties of the Lender contained in this Agreement, each as if made on such date, and the performance by the Lender on or before such date of all covenants and agreements of the Lender required to be performed on or before such date; and

         11.1.4. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

12. CONDITIONS TO THE LENDER'S OBLIGATION TO PURCHASE.

      12.1. The Company understands that the Lender's obligation to purchase the Notes on the Closing Date is conditioned upon:

         12.1.1. Delivery to Escrow Holder by the Company of a fully executed copy of this Agreement and Note;

         12.1.2. Delivery to Escrow Holder by the Company of a fully executed Sub-Debt Holder Settlement and Release Agreement in the form attached hereto as Annex 2;

         12.1.3. Delivery to Escrow Holder of a fully executed Broad-Form UCC1 filing statement and collateral security agreement securitizing the Note;

         12.1.4. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date; and

         12.1.5. Approval of this Agreement and all related Transaction Agreements by the Hong Kong Stock Exchange;

      12.2. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

      12.3. From and after the date hereof to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii) no minimum prices shall been established for securities traded on the Principal Trading Market; and (iv) there shall not have been any material adverse change in any financial market.

      12.4. Company shall reimburse Lender its direct out-of-pocket costs in connection with the transactions contemplated under this Bridge Loan Agreement to a maximum of $15,000 US Dollars.

13. INDEMNIFICATION AND REIMBURSEMENT.

      13.1. The Company agrees to indemnify and hold harmless the Lender and its officers, directors, employees, and agents, and each Lender Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which the Lender, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Lender Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Lender's failure to perform any covenant or agreement contained in this Agreement or the Lender's or its officer's, director's, employee's, agent's or Lender Control Person's gross negligence, recklessness or bad faith in performing its obligations under this Agreement.

      13.2. The Company hereby agrees that, if the Lender, other than by reason of its gross negligence, illegal or willful misconduct (in each case, as determined by a non-appealable judgment to such effect), (x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless the Lender from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Lender, directly or indirectly, and reimburse such Lender for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Lender who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Lender Control Persons (if any), as the case may be, of the Lender and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Lender, any such Affiliate and any such Person. The Company also agrees that neither the Lender nor any such Affiliate, partner, director, agent, employee or Lender Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Agreements, except as may be expressly and specifically provided in or contemplated by this Agreement.

14. JURY TRIAL WAIVER. The Company and the Lender hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

15. GOVERNING LAW: MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under any of the Transaction Agreements. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

      15.1. The Company and the Lender acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Agreements were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Agreements and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

      15.2. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      15.3. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

      15.4. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

      15.5. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

      15.6. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

      15.7. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

      15.8. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      15.9. This Agreement may be amended only by an instrument in writing signed by both Parties.

16. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

      16.1. the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

      16.2. the fifth Business Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

      16.3. the third Business Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

      16.4. in each case, addressed to each of the other parties thereunto:

17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Lender's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Loan Amount, and shall inure to the benefit of the Lender and the Company and their respective successors and assigns.

18. ISSUANCE OF EQUITY OR DEBT SECURITIES. For so long as the Securities or Senior Note is outstanding, and absent prior receipt by the Company of an express written waiver from the Lender of this condition, which waiver can be withheld for any or no reason by Lender in its sole and absolute discretion, Company will not enter into any agreement pursuant to which it will issue, or be obligated to issue, any form of equity or quasi-equity securities, or debt instrument which may be converted into any form of equity or quasi-equity securities, or has attached to it any form of warrants or options which entitle the holder thereof to purchase and/or receive in any manner equity securities of the Company.

19. BROAD FORM UCC FILING. The Company shall grant Lender a consensual and perfected "broad form" UCC-1 filing secured by all of the assets of the Company, such that Lender shall be deemed a consensual secured lender in the event of either a voluntary or non-voluntary filing by or against Company under United States Code Title 11 or any similar state or federal statute. In this regard Company shall promptly execute such documents as Lender may reasonably request from time to time so as to perfect its position as a secured lender to Company.

      IN WITNESS WHEREOF, with respect to the Loan Amount specified below, this Agreement has been duly executed by the Lender and the Company as of the date set first above written.

LENDER:                                   COMPANY: THE SINGING MACHINE  COMPANY,
EVER SOLID, LTD.                                   INC.
(a Hong Kong registered company)


By: /s/       Sak Hong Lau                By: /s/       Yi Ping Chan
    ---------------------------------         ----------------------------------
    (Signature of Authorized Person)          (Signature of Authorized Person)

                                          Yi Ping Chan,
Sak Hong Lau, Chairman                    Interim Chief Executive Officer
-------------------------------------     --------------------------------------
Printed Name and Title                    Printed Name and Title